Intangible Assets, Net and Goodwill - Schedule of the Estimated Future Amortization Expenses on Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 80.9
2016	76.7
2017	73.6
2018	69.8
2019	66.3
Thereafter	674.3
Total	$ 1,041.6	$ 535.2